SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2003
Date of Report (Date of Earliest Event Reported)

American Spectrum Realty, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-16785	522258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 Irvine Center Drive, Suite 555, Irvine, CA 92618

(Address of Principal Executive Offices)         (Zip Code)

(949) 753-7111

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  Other Events

On October 20, 2003, American Spectrum Realty, Inc. issued a press release concerning the settlement of the Lewis litigation, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                     Exhibits.

Exhibit	Description

99.1	Press Release dated October 20, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

By:		/s/ William J. Carden
	Name:	William J. Carden
	Title:	Chairman of the Board, President and Chief Executive Officer

Date:   October 20, 2003